EXHIBIT 99.2



                             FINANCIAL STATEMENTS
                      AND INDEPENDENT ACCOUNTANTS' REPORT

                           NOBLE INVESTMENTS HOTELS

                                MARCH 31, 2000

                           Noble Investments Hotels

                               TABLE OF CONTENTS


                                                  PAGE
INDEPENDENT ACCOUNTANTS' REPORT                    3


FINANCIAL STATEMENTS


     BALANCE SHEET                                 4


     STATEMENT OF OPERATIONS                       5


     STATEMENT OF PARTNERS' EQUITY                 6


     STATEMENT OF CASH FLOWS                       7


     NOTES TO FINANCIAL STATEMENTS                 8

                        INDEPENDENT ACCOUNTANTS' REPORT


To the Shareholders and Board of Directors
Hersha Hospitality Trust

     We have compiled the accompanying balance sheet of the Noble Investments Hotels as of March 31, 2000, and the related statements of operations, partners' equity and cash flows for the three months then ended, in accordance with Statements on Standards of Accounting and Review Services issued by the American Institute of Certified Public Accountants.

     A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

     The financial statements present information for the group of hotels described in Note A, and do purport to represent the financial position or results of operations of Noble Investments Group, Ltd. as a whole.


Baltimore, Maryland
June 6, 2000

                           Noble Investments Hotels

                                 BALANCE SHEET

                                March 31, 2000
                     (See independent accountants' report)

                                    ASSETS

INVESTMENT IN HOTEL PROPERTIES
   Land                                                         $      1,248,649
   Building and improvements                                          18,859,147
   Furniture and equipment                                               872,122
                                                                ----------------

                                                                      20,979,918
   Less accumulated depreciation                                         552,741
                                                                ----------------

       Net investment in hotel properties                             20,427,177

OTHER
   Cash                                                                  156,163
   Accounts receivable                                                   112,280
   Prepaid expenses                                                        2,500
   Escrows                                                               350,501
   Other assets                                                            7,200
   Other deferred costs, net of accumulated                                5,961
       amortization of $5,209
   Mortgage costs, net of accumulated amortization                       308,602
       of $11,961
   Franchise fees, net of accumulated amortization
       of $9,263                                                          76,092
   Due from affiliates                                                   400,460
                                                                ----------------

                                                                $     21,846,936
                                                                ================

                        LIABILITIES AND PARTNERS' EQUITY

LIABILITIES
   Mortgages payable                                            $     12,204,127
   Cash overdraft                                                        191,820
   Accounts payable and accrued expenses                                 316,474
   Capital leases payable                                                 24,559
                                                                ----------------

                                                                      12,736,980

PARTNERS' EQUITY                                                       9,109,956
                                                               -----------------

                                                               $      21,846,936
                                                               =================

                       See notes to financial statements

                           Noble Investments Hotels

                            STATEMENT OF OPERATIONS

                       Three months ended March 31, 2000
                     (See independent accountants' report)


Revenue
     Room revenue                                    $1,308,137
     Telephone revenue                                   33,228
     Other revenue                                       26,846
                                                     ----------

          Total revenue                               1,368,211
                                                     ----------

Expenses
     Salaries and wages                                 326,165
     Operating expense                                  103,699
     Management fee                                      64,675
     General and administrative                          95,943
     Advertising                                          8,674
     Utilities                                           51,299
     Repairs and maintenance                             29,153
     Insurance                                            8,521
     Real estate taxes                                   35,925
     Franchise fees                                     115,170
     Interest expense                                   264,750
     Depreciation and amortization                      217,079
     Lease expense                                       19,621
                                                     ----------

          Total expenses                              1,340,674
                                                     ----------

          NET INCOME                                 $   27,537
                                                     ==========


                       See notes to financial statements

                           Noble Investments Hotels

                         STATEMENT OF PARTNERS' EQUITY

                       Three months ended March 31, 2000
                     (See independent accountants' report)

Balance, December 31, 1999                                       $  9,082,419

Net income                                                             27,537
                                                                -------------
Balance, March 31, 2000                                          $  9,109,956
                                                                =============

                       See Notes to financial statements

                           Noble Investments Hotels

                            STATEMENT OF CASH FLOWS

                       Three months ended March 31, 2000
                     (See independent accountants' report)


Cash flows from operating activities
        Net income                                                                     $    27,537
        Adjustments to reconcile net income to net cash used in
        operating activities
               Depreciation and amortization                                               217,079
               Changes in assets and liabilities
                      Increase in accounts receivable                                       (3,598)
                      Increase in prepaid expenses                                          (1,727)
                      Increase in accounts payable and accrued expenses                     62,176
                      Increase in due from affiliates                                     (400,460)
                                                                                       -----------

                             Net cash used in operating activities                         (98,993)
                                                                                       -----------

Cash flow from investing activities
        Net change in escrow deposits                                                      (72,091)
                                                                                       -----------

                             Net cash used in investing activities                         (72,091)
                                                                                       -----------

Cash flow from financing activities
        Payment of capital leases                                                           (6,501)
        Principal payments on mortgage payable                                             (60,405)
        Cash overdraft                                                                     191,820
                                                                                       -----------

                             Net cash provided by financing activities                     124,914
                                                                                       -----------

                             NET DECREASE IN CASH                                          (46,170)

Cash, beginning                                                                            202,333
                                                                                       -----------

Cash, ending                                                                           $   156,163
                                                                                       ===========

Supplemental disclosures of cash flow information
        Cash paid during the year for interest                                         $   264,750
                                                                                       ===========

                      See notes to financial statements

                            Noble Investment Hotels

                         NOTES TO FINANCIAL STATEMENTS

                                March 31, 2000


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUTING POLICIES

  The financial statements include the balance sheet and statements of operations, partners' equity and cash flows of four hotel properties acquired on August 1, 1999 (date of acquisition) by Noble Investments Group, Ltd. (Noble). The properties have been under common ownership and management since the date of acquisition. On December 30, 1999, Noble Investments Hotels (Noble) entered into agreements to sell the hotel properties to Hersha Hospitality Limited Partnership. Settlement had not yet taken place as of financial statement date. The sales agreements do not extend to any other assets or liabilities of Noble. The hotel properties included in these financial statements consist of the following:


               Hotels              Date Opened       Rooms        Locations
               ------              -----------       -----        ---------
             Hampton Inn            June 1996         91          Newman, Georgia
             Holiday Inn Express    July 1996         68          Duluth, Georgia
             Hampton Inn            July 1994         61          Peachtree City, Georgia
             Comfort Suites         July 1996         85          Duluth, Georgia

  Use of Estimates
  ----------------

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported accounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Investment in Hotel Properties
  ------------------------------

  The hotel properties are stated at cost. Depreciation is provided for in amounts sufficient to relate the costs of depreciable assets to operations by use of the straight-line and accelerated methods over estimated useful lives:

          Building and improvements                        15 - 40 years
          Furniture and equipment                           3 -  7 years

  Maintenance and repairs are charged to operations as incurred. Additions and major improvements are capitalized. Upon sale or disposition, both the asset and related accumulated depreciation are relieved and the related gain or loss is included in operations.

                           Noble Investments Hotels

                                March 31, 2000


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUTING POLICIES (Continued)

  Management evaluates long-lived assets for potential impairment by analyzing the operating results, trends and prospects for the properties and considering any other events and circumstances which might indicate potential impairment.

  Mortgage Costs
  --------------

  Mortgage costs are amortized over the terms of the debt using the straight-line method which approximates the effective interest method.

  Franchise Fees
  --------------

  The Hampton Inn Hotels are operated under a franchise agreement with Promus Hotels, Inc. The Comfort Suites Hotel is operated under a franchise agreement with Choice Hotels International, Inc. The Holiday Inn Hotel is operated under a franchise agreement with Holiday Inns Franchising, Inc. Franchise fees are amortized over the term of the agreement using the straight-line method.

  Other Deferred Fees
  -------------------

  Other deferred fees are amortized over the term of their respective agreements using the straight-line method.

  Revenue Recognition
  -------------------

  Room and other revenue are recognized as earned. Ongoing credit evaluations are performed and accounts deemed uncollectible are charged to operations. No allowance for doubtful accounts was deemed necessary at year end.

  Advertising Costs
  -----------------

  Advertising Costs are expensed as incurred, including costs incurred under the terms of the franchise agreements.

  Income Taxes
  ------------

  No provision or benefit for income taxes has been included in the financial statements since taxable income or loss passes through to, and is reportable by, partners individually.

                           Noble Investments Hotels

                                March 31, 2000


NOTE B - MORTGAGES PAYABLE

 Mortgages payable at March 31, 2000, consisted of the following:

     Hampton Inn - Peachtree City, Georgia

       Mortgage payable in equal monthly installments of
       principal and interest of $23,189, bearing interest
       at 9.43% per annum.  The mortgage matures in June 2017.      $  2,362,513


     Holiday Inn Express - Duluth, Georgia

       Mortgage payable in equal monthly installments of
       principal and interest of $11,115, bearing interest
       at the prime rate plus 1% (9.5% at December 31, 1999).
       The mortgage matures on December 2006.                          1,252,166

       Mortgage payable in equal monthly installments of
       principal and interest $8,374, bearing interest at
       7.217% per annum.  The mortgage matures in January 2017.          917,094

     Comfort Suites - Duluth, Georgia

       Mortgage payable in equal monthly installments of
       principal and interest of $32,589, bearing interest
       at 8.00% per annum.  The mortgage matures on April
       1, 2008                                                         4,095,877

     Hampton Inn - Newman, Georgia

       Mortgage payable in equal monthly installments of
       principal and interest of $33,284, bearing interest at
       8.70% per annum.  The mortgage matures in August 2017.          3,576,477
                                                                     -----------
                                                                    $ 12,204,127
                                                                     ===========

                           Noble Investments Hotels

                                March 31, 2000


NOTE B - MORTGAGES PAYABLE (Continued)

     The mortgages are secured by the hotel properties.

     Annual principal payments on the mortgages for each of the five years following March 31, 2000, are as follows:

               Years              March 31,
             ---------         --------------

                2001              $ 280,723
                2002              $ 305,469
                2003              $ 332,405
                2004              $ 361,737
                2005              $ 393,667


NOTE C - CAPITAL LEASES

     The hotels lease certain equipment under capital leases. At March 31, 2000, the future minimum leases payments were as follows:

                 Years                                  March 31,
              ----------                              ------------

                 2001                                   $  20,134
                 2002                                       6,443
                 2003                                           -
                 2004                                           -
                                                        ---------
                                                           26,577
              Less amount representing interest             2,018
                                                        ---------
                                                        $  24,559
                                                        =========

NOTE D - RELATED PARTY TRANSACTIONS

     Due from affiliates consist of amounts advanced for operating expenses. The advances are unsecured, non-interest bearing and due on demand.